EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Shelley B. Thunen, Chief Financial Officer of IntraLase Corp., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Annual Report of IntraLase Corp. on Form 10-K for the year ended December 31, 2004 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2) the information contained in such Report fairly presents in all material respects the financial condition and results of operations of IntraLase Corp.

Date: March 29, 2005	/s/ Shelley B. Thunen
Shelley B. Thunen
Executive Vice President and Chief Financial Officer